[EV LOGO]

[PHOTO OF FIBER OPTIC WIRE]

ANNUAL REPORT AUGUST 31, 2002

[PHOTO OF GLOBE]

EATON VANCE
INFORMATION
AGE
FUND

[PHOTO OF SATELLITE DISH]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST, JR.]

Thomas E. Faust, Jr.
President

Eaton Vance Information Age Fund Class A shares had a total return of -18.33% during the year ended August 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $13.64 on August 31, 2001 to $11.14 on August 31, 2002.(1)

Class B shares had a total return of -18.98% for the same period, the result of a decrease in NAV from $13.91 to $11.27.(1)

Class C shares had a total return of -18.88% for the same period, the result of a decrease in NAV from $13.40 to $10.87.(1)

Class D shares had a total return of -18.99% for the same period, the result of a decrease in NAV from $8.32 to $6.74.(1)

By comparison, the Morgan Stanley Capital International World Index had a return of -17.20% for the one-year period ended August 31, 2002.(2)

ENCOURAGING ECONOMIC NEWS, COUPLED WITH ONGOING UNCERTAINTY ...

To date, 2002 has seen a disconnect between improving U.S. economic conditions and sinking stock markets. Domestic equity markets have been very weak so far this year, as high stock valuations, geopolitical uncertainties, the collapse of the tech/telecom investment bubble, and a crisis of confidence in American business and financial institutions all contributed to the decline.

In contrast, international equity markets generally posted better performances than their U.S. counterparts during the first half of 2002. However, several key market indexes, feeling the impact of the weak U.S. economy, corporate accounting scandals, and global political tension, ended the period in negative territory, including indexes in Hong Kong and the United Kingdom.

AMID UNCERTAINTY, OPPORTUNITIES FOR GROWTH ...

The past year has presented us with an enormously challenging investment environment, one we can be sure will continue for the foreseeable future. Yet we feel confident that the opportunities we've seen in the development of the information age remain in place, and that our team is well positioned to seek out further opportunities on a global basis going forward. In the pages that follow, co-portfolio managers Martha Locke and Jacob Rees-Mogg review the past year and look ahead to the coming year.

                                 Sincerely,

                                 /s/ Thomas E. Faust, Jr.

                                 Thomas E. Faust, Jr.
                                 President
                                 September 30, 2002

FUND INFORMATION
AS OF AUGUST 31, 2002

PERFORMANCE(1)               CLASS A               CLASS B               CLASS C               CLASS D
------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
------------------------------------------------------------------------------------------------------
One Year                     -18.33%               -18.98%               -18.88%              -18.99%
Five Years                     4.22                  3.72                  3.68                  N.A.
Life of Fund+                  7.43                  7.00                  6.51                -23.40

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
------------------------------------------------------------------------------------------------------
One Year                     -23.01%               -23.03%               -19.69%              -23.04%
Five Years                     2.99                  3.40                  3.68                  N.A.
Life of Fund+                  6.52                  7.00                  6.51                -26.01

+ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C:11/22/95; Class D:3/9/01

TEN LARGEST HOLDINGS(3)
----------------------------------------------
Sindo Ricoh Co.                            3.7%
Sony Corp.                                 2.5
Trinity Mirror PLC                         2.3
Pearson PLC                                2.3
West Australia Newspapers Holdings Ltd.    2.3
Promotora de Informaciones S.A.            2.1
Samsung Electronics                        1.9
St. Ives PLC                               1.9
Fuji Photo Film Co., Ltd.                  1.8
Dun & Bradstreet Corp.                     1.8


(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

(2)  It is not possible to invest directly in an Index.

(3) Ten largest holdings accounted for 22.6% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

MANAGEMENT DISCUSSION

AN INTERVIEW WITH MARTHA LOCKE AND HON. JACOB REES-MOGG, CO-PORTFOLIO MANAGERS OF INFORMATION AGE PORTFOLIO

[PHOTO OF MARTHA LOCKE]

Martha Locke
Co-Portfolio Manager

[PHOTO OF HON. JACOB REES-MOGG]

Hon. Jacob Rees-Mogg
Co-Portfolio Manager

Q:   How would you summarize the Fund's performance this year?

A: MS. LOCKE: Once again, it was a very difficult environment for equity investing, one in which most risk-taking was unrewarded. After the initial shock to the market from the 9/11 terrorist attacks and subsequent market rebound, the reality of slowing economic activity set in and has continued for the rest of the year.

     The fallout from the bursting of the technology and telecommunications "bubble" continued. Virtually any exposure at all to telecom or technology proved unsuccessful, even in situations where valuations had already declined. Biotech was another area that proved punishing. Also, the US market became increasingly risk-averse as more stories of corporate abuse unfolded, which tended to feed on more pessimism about earnings and valuations.

     As a result, we've become somewhat more defensive, focusing on companies with strong market positions in industries whose earnings and cash flow tend to be somewhat less volatile. Publishing stocks - especially newspapers - have proved remarkably resilient. Another area of focus is business and information services. Many of these companies have leading market positions in activities that are necessary to conduct business, even in periods of slower economic growth - for instance, credit and debt rating services, document storage, customer acquisition and management services, etc.

     Our exposure to advertising-based media has also helped offset some of the technology and telecom declines. There was a period of several months of strength in the stocks, which gave way in the summer when the whole market declined precipitously; however, many of these same stocks have regained much of that lost ground as their earnings turnaround becomes more apparent.

     Finally, we increased our exposure to the defense industry, a process which began over a year ago and which was reinforced after the 9/11 attacks. Many defense companies have very sophisticated communications, information systems and avionics businesses, areas in which the US government is spending significantly. There are few areas of visible growth in the economy, but this certainly was one of them.

Q:   What factors accounted for the Fund's returns on the international side?

A: MR. REES-MOGG: This was a difficult background in which to be investing internationally as well. Telecom stocks were weak, as the level of over-investment became clear to investors. Excess capacity in the industry is not being met with sufficient growth in demand. Consequently, that sector has been extremely weak, and any exposure to it has been a negative for performance. Technology was also disappointing. Earnings shrank across the board, owing to customers' reduced budgets resulting from the general economic squeeze. A similar attitude reduced advertising budgets, so that media stocks declined.

GEOGRAPHIC DISTRIBUTION+

As a percentage of investments

[CHART]

U.S.                 55.0%
U.K.                 15.3%
Japan                 8.6%
Other Asia           10.2%
Other Europe          8.6%
Australia             2.3%

+    Geographic distribution subject to change due to active management.

     Many had additional pressures from their internet investments, which often needed restructuring and write-offs. So, this was an atmosphere in which international diversification offered little safe harbor; generally speaking, markets were equally hard hit across the globe.

Q: Given this difficult investment environment, how does the investment approach of theFund remain relevant? Are there good opportunities available among Information Age stocks?

A: MS. LOCKE: Clearly, the investment environment has changed drastically in the past two or three years. "Concept" stocks are thoroughly discredited, and the IPO market has all but dried up. There is now more market focus on company fundamentals such as revenue growth, free cash flow generation and leverage. In fact, this plays to the strengths of Information Age Fund, which seeks to control risks through fundamentals-based research and through industry and market diversification. The Fund draws on the expertise of two research teams, one US and one international, which provide investment ideas to the fund managers. With roughly half the assets in the US and half international, the Fund also continues to be diversified across many sectors and industry groups. In this regard it is not a tech/telecom fund, but more broadly based in its interpretation of "information age" stocks.

     We continue to believe that the explosion of information, made available through the declining cost of computing and storage, creates numerous opportunities for those companies involved in its creation, processing and distribution. Competition is always increasing, and those companies that can harness the changes made possible through information can improve their productivity and achieve long-term competitive advantage. Our "information age" companies are those that are helping to drive that process. This is not just a phenomenon of the US; it is truly global. Once the world economies get through the current economic slump, we believe the trends of privatization and globalization will resume, further driving the demand for information-based processes and capabilities.

Q:   What are your expectations going forward?

A: MR. REES-MOGG: Our efforts at diversification and fundamental research will remain critical, perhaps more so than ever, in this challenging market environment. For instance, this year we found some growth opportunities in non-Japan Asian markets, especially in Korea. This was a result of our research teams' search for moderately valued companies with strong balance sheets and good dividend yields. This will continue to be the focus of our investments until the current bear phase has ended.

     MS. LOCKE: We look for continued volatility in the market given all the economic and political uncertainties before us. There is as yet no clarity about corporate and consumer spending in the year ahead, as confidence remains quite shaky not only because of economic factors but also because of the possibility of war in the Middle East. Nevertheless, we believe that market volatility often presents us with opportunities to purchase at a reasonable price the shares of strong companies we believe are temporarily experiencing a disruption in their growth. While this period of great uncertainty persists, we will continue to focus on companies with good balance sheets and strong market positions, selling at reasonable valuations.

FIVE LARGEST INDUSTRY POSITIONS+

As a percentage of total net assets

[CHART]

Publishing                                               20.0%
Broadcasting                                             10.9%
Commercial Services & Supplies                            7.3%
Aerospace & Defense                                       5.1%
Diversified Telecommunications Services                   4.2%

+    Industry positions subject to change due to active management.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE INFORMATION AGE FUND CLASS A VS THE MSCI WORLD INDEX*

September 30, 1995 - August 31, 2002

                             EATON VANCE INFORMATION AGE FUND         EATON VANCE INFORMATION AGE
                                      CLASS A AT NAV                   CLASS A WITH SALES CHARGE     MSCI WORLD INDEX
----------------------------------------------------------------------------------------------------------------------
 9/30/95                                    10000                                 10000                    10000
10/31/95                                 10137.93                               9554.32                  9844.41
11/30/95                                 10236.46                               9647.17                  10188.1
12/31/95                                 10295.57                               9702.88                 10487.87
 1/31/96                                 10334.98                               9740.02                 10679.46
 2/29/96                                 10561.58                               9953.57                 10746.47
 3/31/96                                 10581.28                               9972.14                 10927.26
 4/30/96                                 11142.86                              10501.39                 11186.19
 5/31/96                                 11359.61                              10705.66                 11197.87
 6/30/96                                 11192.12                              10547.82                  11256.5
 7/31/96                                 10502.47                               9897.86                 10860.73
 8/31/96                                 10896.56                              10269.27                 10987.64
 9/30/96                                  11546.8                              10882.08                 11419.88
10/31/96                                  11320.2                              10668.52                 11501.66
11/30/96                                 11842.37                              11160.63                 12148.25
12/31/96                                 11715.49                              11041.05                 11955.75
 1/31/97                                 11922.58                              11236.22                 12101.89
 2/28/97                                 11932.44                              11245.51                 12243.15
 3/31/97                                 11518.26                              10855.17                 12003.09
 4/30/97                                 11616.87                              10948.11                 12397.53
 5/31/97                                 12563.58                              11840.31                 13164.96
 6/30/97                                 13027.07                              12277.12                  13823.7
 7/31/97                                 13648.34                              12862.63                 14462.45
 8/31/97                                 13186.42                               12427.3                  13497.1
 9/30/97                                 13869.42                              13070.99                 14232.51
10/31/97                                 13142.35                              12385.77                 13485.61
11/30/97                                 13483.85                              12707.62                 13726.39
12/31/97                                 13733.84                              12943.21                 13895.83
 1/31/98                                 13895.15                              13095.23                 14285.27
 2/28/98                                 15070.36                              14202.79                 15253.89
 3/31/98                                 15922.96                              15006.31                 15900.33
 4/30/98                                 15969.06                              15049.74                 16058.08
 5/31/98                                 15715.57                              14810.86                 15859.19
 6/30/98                                 16015.14                              15093.18                 16237.88
 7/31/98                                 15865.35                              14952.02                 16214.17
 8/31/98                                 13491.89                              12715.19                 14054.31
 9/30/98                                 14091.01                              13279.82                  14305.3
10/31/98                                 14436.67                              13605.58                    15601
11/30/98                                 15323.83                              14441.67                 16531.22
12/31/98                                 16782.08                              15815.97                 17341.33
 1/31/99                                 17830.96                              16804.47                 17723.46
 2/28/99                                 17155.82                               16168.2                 17254.44
 3/31/99                                 17975.63                              16940.82                 17975.39
 4/30/99                                 19084.79                              17986.13                  18686.5
 5/31/99                                 18795.44                              17713.44                  18006.2
 6/30/99                                 20736.47                              19542.73                 18848.56
 7/31/99                                 21375.45                              20144.91                 18794.63
 8/31/99                                 20905.26                              19701.79                 18763.89
 9/30/99                                 21496.01                              20258.54                 18584.47
10/31/99                                  22935.9                              21615.55                 19553.05
11/30/99                                 26208.61                              24699.86                 20105.67
12/31/99                                 30699.73                              28932.43                  21735.6
 1/31/00                                 30329.85                              28583.85                 20493.35
 2/29/00                                 33453.25                              31527.44                 20551.17
 3/31/00                                 33699.84                              31759.83                  21974.2
 4/30/00                                 30795.62                               29022.8                 21047.59
 5/31/00                                 29370.91                              27680.11                 20517.31
 6/30/00                                 30549.04                              28790.42                 21211.01
 7/31/00                                 28494.17                              26853.84                  20616.5
 8/31/00                                 29918.88                              28196.53                 21289.73
 9/30/00                                 28631.16                              26982.94                  20160.2
10/31/00                                 27590.03                              26001.75                 19824.94
11/30/00                                 25028.29                              23587.48                 18623.87
12/31/00                                 25410.13                              23947.33                 18927.78
 1/31/01                                 26239.67                              24729.12                  19295.4
 2/28/01                                 23911.14                              22534.63                 17666.86
 3/31/01                                    21146                              19928.68                 16509.81
 4/30/01                                 22528.57                              21231.66                 17734.26
 5/31/01                                 22353.93                              21067.07                    17514
 6/30/01                                 21568.05                              20326.43                 16967.75
 7/31/01                                  20898.6                              19695.52                 16744.31
 8/31/01                                 19850.76                                 18708                 15943.85
 9/30/01                                 17755.07                              16732.96                 14541.05
10/31/01                                  18308.1                              17254.15                 14821.04
11/30/01                                 19777.99                              18639.42                 15700.09
12/31/01                                 20083.61                              18927.45                  15800.7
 1/31/02                                 19239.52                              18131.94                 15323.72
 2/28/02                                 19239.52                              18131.94                 15193.49
 3/31/02                                 20301.91                              19133.18                 15868.34
 4/30/02                                 19545.14                              18429.97                 15335.26
 5/31/02                                 19632.46                              18502.26                 15370.81
 6/30/02                                 17769.63                              16746.67                 14441.35
 7/31/02                                 16183.31                              15251.68                 13225.88
 8/31/02                                 16212.42                              15279.11                 13253.38


[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE INFORMATION AGE FUND CLASS B VS THE MSCI WORLD INDEX*

September 30, 1995 - August 31, 2002


                            EATON VANCE INFORMATION AGE FUND
                                      CLASS B AT NAV               MSCI WORLD INDEX
-----------------------------------------------------------------------------------
 9/30/95                                    10000                        10000
10/31/95                                 10127.95                      9844.41
11/30/95                                 10226.38                      10188.1
12/31/95                                 10285.43                     10487.87
 1/31/96                                 10314.96                     10679.46
 2/29/96                                 10541.34                     10746.47
 3/31/96                                 10570.87                     10927.26
 4/30/96                                 11112.21                     11186.19
 5/31/96                                 11328.74                     11197.87
 6/30/96                                 11161.42                      11256.5
 7/31/96                                 10482.28                     10860.73
 8/31/96                                 10866.14                     10987.64
 9/30/96                                 11515.75                     11419.88
10/31/96                                 11289.37                     11501.66
11/30/96                                 11811.02                     12148.25
12/31/96                                 11685.27                     11955.75
 1/31/97                                 11892.17                     12101.89
 2/28/97                                 11902.03                     12243.15
 3/31/97                                 11478.36                     12003.09
 4/30/97                                 11567.03                     12397.53
 5/31/97                                 12512.89                     13164.96
 6/30/97                                 12966.11                      13823.7
 7/31/97                                 13586.83                     14462.46
 8/31/97                                 13125.65                      13497.1
 9/30/97                                 13808.05                     14232.51
10/31/97                                    13083                     13485.61
11/30/97                                 13413.54                     13726.39
12/31/97                                 13655.15                     13895.83
 1/31/98                                 13811.08                     14285.27
 2/28/98                                 14991.71                     15253.89
 3/31/98                                 15827.06                     15900.33
 4/30/98                                 15871.61                     16058.08
 5/31/98                                 15626.57                     15859.19
 6/30/98                                 15916.16                     16237.88
 7/31/98                                 15760.23                     16214.17
 8/31/98                                 13398.98                     14054.31
 9/30/98                                 13989.29                      14305.3
10/31/98                                 14323.43                        15601
11/30/98                                 15203.33                     16531.22
12/31/98                                 16646.74                     17341.33
 1/31/99                                  17682.8                     17723.46
 2/28/99                                 17007.62                     17254.44
 3/31/99                                 17822.49                     17975.39
 4/30/99                                 18905.11                      18686.5
 5/31/99                                 18614.09                      18006.2
 6/30/99                                 20534.87                     18848.56
 7/31/99                                 21151.84                     18794.63
 8/31/99                                  20686.2                     18763.89
 9/30/99                                 21256.61                     18584.47
10/31/99                                 22670.78                     19553.05
11/30/99                                 25963.17                     20105.67
12/31/99                                 30389.11                      21735.6
 1/31/00                                 30006.94                     20493.35
 2/29/00                                 33103.84                     20551.17
 3/31/00                                 33314.69                      21974.2
 4/30/00                                 30428.65                     21047.59
 5/31/00                                 29005.39                     20517.31
 6/30/00                                 30165.08                     21211.01
 7/31/00                                 28122.45                      20616.5
 8/31/00                                 29492.99                     21289.73
 9/30/00                                 28201.52                      20160.2
10/31/00                                 27173.61                     19824.94
11/30/00                                 24630.21                     18623.87
12/31/00                                 24983.31                     18927.78
 1/31/01                                 25766.23                      19295.4
 2/28/01                                 23487.39                     17666.86
 3/31/01                                 20775.16                     16509.81
 4/30/01                                 22117.29                     17734.26
 5/31/01                                 21935.55                        17514
 6/30/01                                 21152.63                     16967.75
 7/31/01                                 20495.54                     16744.31
 8/31/01                                    19447                     15943.85
 9/30/01                                 17391.85                     14541.05
10/31/01                                 17909.14                     14821.04
11/30/01                                 19335.16                     15700.09
12/31/01                                 19628.75                      15800.7
 1/31/02                                 18789.91                     15323.72
 2/28/02                                 18775.93                     15193.49
 3/31/02                                  19810.5                     15868.34
 4/30/02                                 19055.54                     15335.26
 5/31/02                                 19125.45                     15370.81
 6/30/02                                 17307.97                     14441.35
 7/31/02                                 15742.14                     13225.88
 8/31/02                                 15756.12                     13253.38


PERFORMANCE+                           CLASS A        CLASS B        CLASS C       CLASS D
------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
------------------------------------------------------------------------------------------
One Year                               -18.33%       -18.98%        -18.88%        -18.99%
Five Years                               4.22          3.72           3.68            N.A.
Life of Fund++                           7.43          7.00           6.51          -23.40

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
------------------------------------------------------------------------------------------
One Year                               -23.01%       -23.03%        -19.69%        -23.04%
Five Years                               2.99          3.40           3.68            N.A.
Life of Fund++                           6.52          7.00           6.51          -26.01

++ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C:11/22/95; Class D:3/9/01


* Source: TowersData Systems, Bethesda, MD. Investment operations commenced 9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the total return of the Fund's Class A and Bshares with that of a broad-based securities market Index. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International (MSCI) World Index - a broad-based index of global common stocks. An investment in the Fund's Class C shares on 11/22/95 at net asset value would have grown to $15,334 on August 31, 2002. An investment in the Fund's Class D shares on 3/9/01 at net asset value would be worth $6,740 on August 31, 2002; $6,403 with the applicable CDSC. Past performance does not predict future performance. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002
Assets
------------------------------------------------------
Investment in Information Age Portfolio,
   at value
   (identified cost, $117,084,562)        $109,376,982
Receivable for Fund shares sold                 62,869
Receivable from affiliate for
   reimbursement of expenses                   104,217
Prepaid expenses                                 8,465
Tax reclaim receivable                          52,630
------------------------------------------------------
TOTAL ASSETS                              $109,605,163
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    247,003
Payable to affiliate for service fees           27,122
Accrued expenses                               103,609
------------------------------------------------------
TOTAL LIABILITIES                         $    377,734
------------------------------------------------------
NET ASSETS                                $109,227,429
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $182,660,599
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (65,310,063)
Accumulated net investment loss               (418,721)
Net unrealized appreciation                      3,194
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                         (7,707,580)
------------------------------------------------------
TOTAL                                     $109,227,429
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 35,502,219
SHARES OUTSTANDING                           3,187,633
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      11.14
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $11.14)      $      11.82
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 55,897,856
SHARES OUTSTANDING                           4,959,151
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      11.27
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 17,063,659
SHARES OUTSTANDING                           1,570,430
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.87
------------------------------------------------------
Class D Shares
------------------------------------------------------
NET ASSETS                                $    763,695
SHARES OUTSTANDING                             113,292
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       6.74
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2002
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $179,386)       $  1,566,866
Interest allocated from Portfolio              224,537
Expenses allocated from Portfolio           (1,672,506)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $    118,897
------------------------------------------------------
Expenses
------------------------------------------------------
Management fee                            $    362,246
Trustees' fees and expenses                      3,114
Distribution and service fees
   Class A                                     225,790
   Class B                                     748,256
   Class C                                     241,934
   Class D                                       7,190
Transfer and dividend disbursing agent
   fees                                        295,971
Registration fees                               60,085
Legal and accounting services                   32,648
Printing and postage                            26,870
Custodian fee                                   22,887
Miscellaneous                                   12,304
------------------------------------------------------
TOTAL EXPENSES                            $  2,039,295
------------------------------------------------------
Deduct --
   Reimbursement of Class A distribution
      and service fees                    $    104,217
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    104,217
------------------------------------------------------

NET EXPENSES                              $  1,935,078
------------------------------------------------------

NET INVESTMENT LOSS                       $ (1,816,181)
------------------------------------------------------
Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) from
   Portfolio--
   Investment transactions (identified
      cost basis)                         $(29,576,532)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                   (449,069)
------------------------------------------------------
NET REALIZED LOSS                         $(30,025,601)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments from Portfolio
      (identified cost basis)             $  3,845,222
   Foreign currency and forward foreign
      currency exchange contacts from
      Portfolio                                  4,674
   Foreign currency and forward foreign
      currency exchange contracts                3,194
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  3,853,090
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(26,172,511)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(27,988,692)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2002  AUGUST 31, 2001
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $    (1,816,181) $    (2,619,686)
   Net realized loss                          (30,025,601)     (39,234,022)
   Net change in unrealized
      appreciation (depreciation)               3,853,090      (46,528,067)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $   (27,988,692) $   (88,381,775)
--------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                             $            --  $    (3,904,178)
      Class B                                          --       (7,587,280)
      Class C                                          --       (2,216,595)
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $            --  $   (13,708,053)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $    49,237,607  $    77,755,718
      Class B                                   4,381,313       17,760,711
      Class C                                   3,544,065       16,942,404
      Class D                                     546,282          588,748
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                          --        3,611,101
      Class B                                          --        7,001,891
      Class C                                          --        2,053,464
   Cost of shares redeemed
      Class A                                 (54,577,997)     (72,129,345)
      Class B                                 (20,926,404)     (29,101,620)
      Class C                                  (9,232,260)     (15,918,013)
      Class D                                     (76,531)         (79,307)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $   (27,103,925) $     8,485,752
--------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $   (55,092,617) $   (93,604,076)
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   164,320,046  $   257,924,122
--------------------------------------------------------------------------
AT END OF YEAR                            $   109,227,429  $   164,320,046
--------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
--------------------------------------------------------------------------
AT END OF YEAR                            $      (418,721) $            --
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                  --------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $13.640        $21.840        $17.340        $11.710      $11.970
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.098)       $(0.132)       $(0.213)       $(0.217)     $(0.156)
Net realized and unrealized
   gain (loss)                       (2.402)        (6.935)         6.939          6.469        0.431
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.500)       $(7.067)       $ 6.726        $ 6.252      $ 0.275
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain              $    --        $(1.133)       $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(1.133)       $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $11.140        $13.640        $21.840        $17.340      $11.710
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (18.33)%       (33.65)%        43.12%         54.95%        2.32%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $35,502        $49,231        $68,208        $20,908      $12,263
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     1.99%          1.99%          1.99%          2.46%        2.68%
   Net investment loss                (0.76)%        (0.78)%        (0.98)%        (1.47)%      (1.20)%
Portfolio Turnover of the
   Portfolio                            107%           160%           173%           131%         157%
------------------------------------------------------------------------------------------------------
+  The expenses of the Fund reflect a reimbursement of Class A distribution and service fees. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.22%          2.14%          2.12%
   Net investment loss                (0.99)%        (0.93)%        (1.11)%
Net investment loss per share       $(0.128)       $(0.156)       $(0.241)
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS B
                                  --------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $13.910        $22.380       $ 17.770        $12.030      $12.310
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.195)       $(0.249)      $ (0.353)       $(0.284)     $(0.210)
Net realized and unrealized
   gain (loss)                       (2.445)        (7.088)         7.189          6.646        0.465
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.640)       $(7.337)      $  6.836        $ 6.362      $ 0.255
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain              $    --        $(1.133)      $ (2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(1.133)      $ (2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $11.270        $13.910       $ 22.380        $17.770      $12.030
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (18.98)%       (34.06)%        42.58%         54.39%        2.08%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $55,898        $87,092       $148,603        $49,963      $30,331
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     2.72%          2.64%          2.59%          2.87%        3.12%
   Net investment loss                (1.48)%        (1.44)%        (1.59)%        (1.88)%      (1.64)%
Portfolio Turnover of the
   Portfolio                            107%           160%           173%           131%         157%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS C
                                  --------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $13.400        $21.610        $17.280        $11.720      $12.020
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.187)       $(0.238)       $(0.342)       $(0.290)     $(0.205)
Net realized and unrealized
   gain (loss)                       (2.343)        (6.839)         6.898          6.472        0.440
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.530)       $(7.077)       $ 6.556        $ 6.182      $ 0.235
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain              $    --        $(1.133)       $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(1.133)       $(2.226)       $(0.622)     $(0.535)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.870        $13.400        $21.610        $17.280      $11.720
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (18.88)%       (34.07)%        42.42%         54.29%        1.96%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $17,064        $27,527        $41,113        $ 6,118      $ 2,531
Ratios (As a percentage of
   average daily net assets):
   Net expenses(3)                     2.72%          2.64%          2.60%          2.93%        3.20%
   Net investment loss                (1.47)%        (1.44)%        (1.57)%        (1.94)%      (1.72)%
Portfolio Turnover of the
   Portfolio                            107%           160%           173%           131%         157%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               CLASS D
                                  ---------------------------------
                                        YEAR ENDED AUGUST 31,
                                  ---------------------------------
                                    2002(1)          2001(1)(2)
-------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.320           $10.000
-------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------
Net investment loss                 $(0.112)          $(0.059)
Net realized and unrealized
   loss                              (1.468)           (1.621)
-------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS          $(1.580)          $(1.680)
-------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 6.740           $ 8.320
-------------------------------------------------------------------

TOTAL RETURN(3)                      (18.99)%          (16.80)%
-------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   764           $   469
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     2.72%             2.62%(5)
   Net investment loss                (1.44)%           (1.37)%(5)
Portfolio Turnover of the
   Portfolio                            107%              160%
-------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from start of business, March 9, 2001, to August 31, 2001.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at the net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.8% at August 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $49,971,606 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows: $2,886,540 on August 31, 2009 and $47,085,066 on August 31, 2010. At
   August 31, 2002 net capital losses of $15,254,901 attributable to security transactions incurred after October 31, 2001 and net currency losses of $418,721 attributable to foreign currency transactions incurred after October 31, 2001 are treated as arising on the first day of the Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. There were no credit balances used to reduce the Fund's custodian fees for the year ended August 31, 2002.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

   Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses and realized losses on in-kind withdrawals allocated from the Portfolio.

3 Management Fee and Other Transactions
  with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2002, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $362,246. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,957 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2002.
4 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2002          2001
    --------------------------------------------------------------------
    Sales                                       3,697,562     4,367,477
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --       198,740
    Redemptions                                (4,118,925)   (4,080,219)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (421,363)      485,998
    --------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS B                                       2002          2001
    --------------------------------------------------------------------
    Sales                                         327,834       966,243
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --       376,604
    Redemptions                                (1,630,333)   (1,721,275)
    --------------------------------------------------------------------
    NET DECREASE                               (1,302,499)     (378,428)
    --------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS C                                       2002          2001
    --------------------------------------------------------------------
    Sales                                         272,807       962,493
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --       114,527
    Redemptions                                  (756,133)     (926,063)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (483,326)      150,957
    --------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS D                                       2002        2001(1)
    --------------------------------------------------------------------
    Sales                                          66,651        64,919
    Redemptions                                    (9,746)       (8,532)
    --------------------------------------------------------------------
    NET INCREASE                                   56,905        56,387
    --------------------------------------------------------------------

 (1) For the period from the commencement of offering of Class D shares, March 9, 2001, to August 31, 2001.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), Class C shares (Class C Plan), and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, EVD, in an amount equal to the aggregate of
   (a) 0.50% of that portion

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year. The Class B, Class C and Class D Plans provide for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus
   (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class.

   The Fund paid or accrued $148,750, $561,190, $181,451 and $5,395, for
   Class A, Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended August 31, 2002, representing 0.33%, 0.75%, 0.75% and 0.75% of the average daily net assets for Class A, Class B, Class C and Class D shares, respectively. At August 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,812,000, $2,601,000 and $45,000 for Class B, Class C and Class D shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and in an amount equal to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2002 amounted to $77,040, $187,066, $60,483 and $1,795 for Class A, Class B, Class C and Class D shares, respectively.

   For the year ended August 31, 2002, EVM reimbursed Class A distribution and service fees to the extent that annual operating expenses for Class A exceeded 1.99%. Such reimbursement for the year ended August 31, 2002 totaled $104,217.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares purchased at net asset value in amounts of $1 million but less than $5 million are subject to a 1.00% CDSC if redeemed within one year of purchase. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within twelve months of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note
   5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $770,000, $3,000 and $4,000 of CDSC paid by shareholders for Class B shares, Class C shares and Class D shares, respectively, for the year ended August 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $57,806,282 and $88,513,245, respectively, for the year ended August 31, 2002.

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INFORMATION AGE FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Information Age Fund (the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4 , 2002

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 93.1%

SECURITY                                        SHARES           VALUE
-----------------------------------------------------------------------------
Advertising -- 2.6%
-----------------------------------------------------------------------------
Cheil Communication, Inc.(1)                         12,750      $  1,272,976
Getty Images, Inc.(2)                                86,300         1,555,126
-----------------------------------------------------------------------------
                                                                 $  2,828,102
-----------------------------------------------------------------------------
Aerospace and Defense -- 5.1%
-----------------------------------------------------------------------------
General Dynamics Corp.                               23,800      $  1,871,632
Lockheed Martin Corp.                                20,500         1,298,060
Northrop Grumman Corp.                               15,800         1,940,240
Raytheon Company                                     14,500           507,500
-----------------------------------------------------------------------------
                                                                 $  5,617,432
-----------------------------------------------------------------------------
Broadcasting -- 10.9%
-----------------------------------------------------------------------------
Clear Channel Communications, Inc.(2)                29,900      $  1,021,982
Cumulus Media, Inc., Class A(2)                      76,900         1,073,524
Granada PLC(1)                                      989,690         1,225,513
Lin TV Corp., Class A(2)                             50,400         1,181,880
Nippon Television Network Corp.(1)                    8,840         1,837,338
Societe Television Francaise 1(1)                    74,120         1,511,523
Television Broadcasts Ltd.(1)                       539,000         1,744,851
Univision Communications, Inc.(2)                    57,300         1,335,090
Westwood One, Inc.(2)                                29,100         1,016,463
-----------------------------------------------------------------------------
                                                                 $ 11,948,164
-----------------------------------------------------------------------------
Business Services -- 2.2%
-----------------------------------------------------------------------------
Fair, Isaac and Co., Inc.                            38,500      $  1,364,825
Iron Mountain, Inc.(2)                               36,800         1,023,040
-----------------------------------------------------------------------------
                                                                 $  2,387,865
-----------------------------------------------------------------------------
Business Services - Miscellaneous -- 3.0%
-----------------------------------------------------------------------------
Dun & Bradstreet Corp.(2)                            56,400      $  1,990,356
First Data Corp.                                     37,600         1,306,600
Rhapsody Ltd.-Musiclegal.Com(2)(3)                      750                 0
-----------------------------------------------------------------------------
                                                                 $  3,296,956
-----------------------------------------------------------------------------
Commercial Services & Supplies -- 7.3%
-----------------------------------------------------------------------------
Automatic Data Processing, Inc.                      23,100      $    872,487
Concord EFS, Inc.(2)                                 47,900           977,639
Sindo Ricoh Co.(1)                                   85,010         4,027,126
SECURITY                                        SHARES           VALUE
-----------------------------------------------------------------------------

Commercial Services & Supplies (continued)
-----------------------------------------------------------------------------
St. Ives PLC(1)                                     416,930      $  2,081,238
-----------------------------------------------------------------------------
                                                                 $  7,958,490
-----------------------------------------------------------------------------
Computers and Business Equipment -- 2.0%
-----------------------------------------------------------------------------
Dell Computer Corp.(2)                               38,500      $  1,024,870
International Business Machines Corp.                15,800         1,191,004
-----------------------------------------------------------------------------
                                                                 $  2,215,874
-----------------------------------------------------------------------------
Distributors -- 1.4%
-----------------------------------------------------------------------------
Azlan Group PLC(1)(2)                               842,290      $  1,551,449
-----------------------------------------------------------------------------
                                                                 $  1,551,449
-----------------------------------------------------------------------------
Diversified Financials -- 3.0%
-----------------------------------------------------------------------------
Federated Investors, Inc., Class B                   36,300      $  1,059,960
Legg Mason, Inc.                                     18,000           868,860
Moody's Corp.                                        27,400         1,323,968
-----------------------------------------------------------------------------
                                                                 $  3,252,788
-----------------------------------------------------------------------------
Diversified Telecommunication Services -- 4.2%
-----------------------------------------------------------------------------
BT Group PLC(1)                                     438,000      $  1,355,917
Harris Corp.                                         42,700         1,364,265
KT Corp. ADR(1)                                      82,907         1,882,818
-----------------------------------------------------------------------------
                                                                 $  4,603,000
-----------------------------------------------------------------------------
Electronic Equipment & Instruments -- 3.1%
-----------------------------------------------------------------------------
Novellus System, Inc.(2)                             25,600      $    626,176
Sony Corp.(1)                                        64,000         2,787,649
-----------------------------------------------------------------------------
                                                                 $  3,413,825
-----------------------------------------------------------------------------
Entertainment -- 1.5%
-----------------------------------------------------------------------------
The Walt Disney Co.                                  32,500      $    509,600
Viacom, Inc., Class A(2)                             26,500         1,078,550
-----------------------------------------------------------------------------
                                                                 $  1,588,150
-----------------------------------------------------------------------------
Film Production -- 1.8%
-----------------------------------------------------------------------------
Fuji Photo Film Co., Ltd.(1)                         66,000      $  2,012,890
-----------------------------------------------------------------------------
                                                                 $  2,012,890
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                        SHARES           VALUE
-----------------------------------------------------------------------------
Health Care Equipment and Supplies -- 1.2%
-----------------------------------------------------------------------------
Given Imaging Ltd.(2)                               120,500      $  1,354,420
-----------------------------------------------------------------------------
                                                                 $  1,354,420
-----------------------------------------------------------------------------
Health Care Providers & Services -- 1.1%
-----------------------------------------------------------------------------
Quest Diagnostics, Inc.(2)                           20,900      $  1,171,445
-----------------------------------------------------------------------------
                                                                 $  1,171,445
-----------------------------------------------------------------------------
Household Durables -- 0.0%
-----------------------------------------------------------------------------
Humax Co., Ltd.(1)                                      297      $      5,955
-----------------------------------------------------------------------------
                                                                 $      5,955
-----------------------------------------------------------------------------
Information Services -- 2.8%
-----------------------------------------------------------------------------
Acxiom Corp.(2)                                      63,300      $  1,117,245
Arbitron, Inc.(2)                                    31,600         1,042,800
Identix, Inc.(2)                                    135,544           853,927
-----------------------------------------------------------------------------
                                                                 $  3,013,972
-----------------------------------------------------------------------------
Insurance -- 1.2%
-----------------------------------------------------------------------------
MGIC Investment Corp.                                21,400      $  1,288,494
-----------------------------------------------------------------------------
                                                                 $  1,288,494
-----------------------------------------------------------------------------
IT Consulting & Services -- 4.1%
-----------------------------------------------------------------------------
Accenture Ltd., Class A(2)                           72,700      $  1,195,915
Nomura Research Institute, Ltd.(1)                    7,200           911,108
SunGard Data Systems, Inc.(2)                        59,800         1,474,070
Unilog S.A.(1)                                       29,570           959,782
-----------------------------------------------------------------------------
                                                                 $  4,540,875
-----------------------------------------------------------------------------
Multimedia -- 2.3%
-----------------------------------------------------------------------------
Pearson PLC(1)                                      252,993      $  2,514,041
-----------------------------------------------------------------------------
                                                                 $  2,514,041
-----------------------------------------------------------------------------
Pharmaceuticals -- 1.6%
-----------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.(1)                  42,000      $  1,772,779
-----------------------------------------------------------------------------
                                                                 $  1,772,779
-----------------------------------------------------------------------------
Publishing -- 20.0%
-----------------------------------------------------------------------------
E.W. Scripps Co., Class A                            16,200      $  1,151,820
EMAP PLC(1)                                         176,880         1,927,437
SECURITY                                        SHARES           VALUE
-----------------------------------------------------------------------------

Publishing (continued)
-----------------------------------------------------------------------------
Knight-Ridder, Inc.                                  14,500      $    880,585
Lagardere S.C.A.(1)                                  46,750         1,814,564
Lee Enterprises, Inc.                                30,800         1,051,820
McClatchy Co., (The), Class A                        22,200         1,280,940
Mondadori (Arnoldo) Editore S.P.A(1)                274,590         1,632,233
Promotora de Informaciones S.A.
(Prisa)(1)                                          257,740         2,336,031
Reed Elsevier PLC(1)                                210,570         1,880,621
Scholastic Corp.(2)                                  43,600         1,839,048
Trinity Mirror PLC(1)                               421,150         2,542,320
West Australian Newspapers Holdings
Ltd.(1)                                             871,800         2,491,988
Wolters Kluwer N.V.-CVA(1)                           60,650         1,085,127
-----------------------------------------------------------------------------
                                                                 $ 21,914,534
-----------------------------------------------------------------------------
Semiconductor Equipment and Products -- 4.1%
-----------------------------------------------------------------------------
Applied Materials, Inc.(2)                           43,600      $    582,496
Linear Technology Corp.                              35,000           917,700
Microchip Technology, Inc.(2)                        42,700           898,835
Samsung Electronics(1)                                7,650         2,115,590
-----------------------------------------------------------------------------
                                                                 $  4,514,621
-----------------------------------------------------------------------------
Software -- 3.6%
-----------------------------------------------------------------------------
Activision, Inc.(2)                                  41,900      $  1,167,753
Intuit, Inc.(2)                                      15,400           687,302
Microsoft Corp.(2)                                   22,700         1,114,116
THQ, Inc.(2)                                         41,000           947,100
-----------------------------------------------------------------------------
                                                                 $  3,916,271
-----------------------------------------------------------------------------
Specialty Retail -- 2.5%
-----------------------------------------------------------------------------
HMV Group PLC(1)(2)                                 665,400      $  1,431,616
Lexmark International, Inc.(2)                       22,200         1,047,840
Tweeter Home Entertainment Group,
Inc.(2)                                              35,900           258,121
-----------------------------------------------------------------------------
                                                                 $  2,737,577
-----------------------------------------------------------------------------
Wireless Telecommunications Services -- 0.5%
-----------------------------------------------------------------------------
BCE, Inc.                                            29,700      $    539,352
-----------------------------------------------------------------------------
                                                                 $    539,352
-----------------------------------------------------------------------------
Total Common Stocks
   (identified cost $111,004,960)                                $101,959,321
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

COMMERCIAL PAPER -- 5.7%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)  VALUE
-----------------------------------------------------------------------------
Asset Security Coop. Corp., 1.78%,
9/23/02                                            $  3,000      $  2,996,589
General Electric Capital Corp., 1.89%,
9/3/02                                                3,289         3,288,482
-----------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $6,285,071)                               $  6,285,071
-----------------------------------------------------------------------------
Total Investments -- 98.8%
   (identified cost $117,290,031)                                $108,244,392
-----------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                           $  1,312,552
-----------------------------------------------------------------------------
Net Assets -- 100.0%                                             $109,556,944
-----------------------------------------------------------------------------

 (1)  Foreign security.
 (2)  Non-income producing security.
 (3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

COUNTRY CONCENTRATION OF PORTFOLIO

                                          PERCENTAGE
COUNTRY                                   OF NET ASSETS  VALUE
----------------------------------------------------------------------
United States                                    54.3%    $59,531,912
United Kingdom                                   15.1      16,510,152
Japan                                             8.5       9,321,764
Republic of Korea                                 8.5       9,304,465
France                                            3.9       4,285,869
Australia                                         2.3       2,491,988
Spain                                             2.1       2,336,031
Hong Kong                                         1.6       1,744,851
Italy                                             1.5       1,632,233
Netherlands                                       1.0       1,085,127

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $117,290,031)                          $108,244,392
Foreign currency, at value (identified
   cost, $28,661)                               28,870
Receivable for investments sold              1,865,717
Interest and dividends receivable              259,116
Prepaid expenses                                   724
------------------------------------------------------
TOTAL ASSETS                              $110,398,819
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $    709,150
Due to bank                                    120,554
Accrued expenses                                12,171
------------------------------------------------------
TOTAL LIABILITIES                         $    841,875
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $109,556,944
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $118,590,170
Net unrealized depreciation (computed on
   the basis of identified cost)            (9,033,226)
------------------------------------------------------
TOTAL                                     $109,556,944
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2002
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $214,896)                              $  1,880,901
Interest                                       257,798
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  2,138,699
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  1,308,505
Administration fee                             435,900
Trustees' fees and expenses                     12,434
Custodian fee                                  212,752
Legal and accounting services                   32,525
Miscellaneous                                    4,912
------------------------------------------------------
TOTAL EXPENSES                            $  2,007,028
------------------------------------------------------

NET INVESTMENT INCOME                     $    131,671
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(35,717,646)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                   (540,018)
------------------------------------------------------
NET REALIZED LOSS                         $(36,257,664)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  5,003,463
   Foreign currency and forward foreign
      currency exchange contracts                4,835
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  5,008,298
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(31,249,366)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(31,117,695)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2002  AUGUST 31, 2001
--------------------------------------------------------------------------
From operations --
   Net investment income                  $       131,671  $       226,047
   Net realized loss                          (36,257,664)     (49,787,298)
   Net change in unrealized
      appreciation (depreciation)               5,008,298      (59,825,145)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $   (31,117,695) $  (109,386,396)
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $    58,848,639  $   121,367,133
   Withdrawals                               (123,142,649)    (141,623,470)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   (64,294,010) $   (20,256,337)
--------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $   (95,411,705) $  (129,642,733)
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $   204,968,649  $   334,611,382
--------------------------------------------------------------------------
AT END OF YEAR                            $   109,556,944  $   204,968,649
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------
                                    2002         2001         2000         1999        1998
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           1.15%        1.11%        1.13%       1.36%       1.44%
   Net investment income
      (loss)                          0.08%        0.08%       (0.13)%     (0.38)%      0.01%
Portfolio Turnover                     107%         160%         173%        131%        157%
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                     (17.67)%         --           --          --          --
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $109,557     $204,969     $334,611     $97,262     $53,556
---------------------------------------------------------------------------------------------

 (1) Total return is required to be diclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Information Age Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

 B Income Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 C Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 D Options on Financial Futures -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When the purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 E Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

 F Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 G Expense Reduction -- Investors Bank and Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended August 31, 2002, $464 credit balances were used to reduce the Portfolio's custodian fee.

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade-date basis.
   Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2002, the adviser fee was 0.75% of average net assets for such period and amounted to $1,308,505. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2002, the administration fee was 0.25% of average net assets for such period and amounted to $435,900. Except as to the Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

   Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $169,734,840 and $217,259,020, respectively, for the year ended August 31, 2002. Realized losses from in-kind withdrawals totaled $3,752,916 for the year ended August 31, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2002, as computed on a federal income tax basis are as follows:

    AGGREGATE COST                            $117,389,747
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,419,755
    Gross unrealized depreciation              (17,565,110)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (9,145,355)
    ------------------------------------------------------

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   The unrealized appreciation on foreign currency was $12,413.

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Portfolio did not have any open obligations under these financial instruments at August 31, 2002.

7 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2002.

INFORMATION AGE PORTFOLIO AS OF AUGUST 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF INFORMATION AGE PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Information Age Portfolio (the "Portfolio") at August 31, 2002, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4 , 2002

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and the Information Age Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                            POSITION(S)      TERM OF
         NAME,               WITH THE       OFFICE AND                                              NUMBER OF PORTFOLIOS
       AND DATE              TRUST AND      LENGTH OF            PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
       OF BIRTH              PORTFOLIO       SERVICE              DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
--------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz    Trustee of         Since 1998   President and Chief Executive Officer of                 173
DOB: 11/28/59            the Trust                       National Financial Partners (financial
                                                         services company) (since April 1999).
                                                         President and Chief Operating Officer of
                                                         John A. Levin & Co. (registered
                                                         investment adviser) (July 1997 to April
                                                         1999) and a Director of Baker,
                                                         Fentress & Company, which owns John A.
                                                         Levin & Co. (July 1997 to April 1999).
                                                         Ms. Bibliowicz is an interested person
                                                         because of her affiliation with a
                                                         brokerage firm.
James B. Hawkes          Trustee            Trustee of   Chairman, President and Chief Executive                  178
DOB: 11/9/41                                the Trust    Officer of BMR, EVM and their corporate
                                            since        parent, Eaton Vance Corp. (EVC), and
                                            1989; of     corporate trustee, Eaton Vance, Inc.
                                            the          (EV); Director of EV; Vice President and
                                            Portfolio    Director of EVD. President or officer of
                                            since 1995   179 investment companies in the Eaton
                                                         Vance Fund Complex. Mr. Hawkes is an
                                                         interested person because of his
                                                         positions with BMR, EVM and EVC, which
                                                         are affiliates of the Trust and the
                                                         Portfolio.
Hon. Robert Lloyd        Vice President     Vice         Chairman and Chief Executive Officer of                    5
George(2)                and Trustee of     President    Lloyd George Management (B.V. I.)
DOB: 8/13/52             the Portfolio      since        Limited, Lloyd George Management (Hong
                                            1995;        Kong) Limited and Lloyd George
                                            Trustee      Investment (Bermuda) Limited.
                                            since 1996


         NAME,
       AND DATE          OTHER DIRECTORSHIPS
       OF BIRTH                  HELD
-----------------------
Jessica M. Bibliowicz    None
DOB: 11/28/59
James B. Hawkes          Director of EVC
DOB: 11/9/41
Hon. Robert Lloyd        None
George(2)
DOB: 8/13/52

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEE(S)

                          POSITION(S)     TERM OF
         NAME,              WITH THE     OFFICE AND                                              NUMBER OF PORTFOLIOS
       AND DATE            TRUST AND     LENGTH OF            PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
       OF BIRTH            PORTFOLIO      SERVICE              DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
-----------------------------------------------------------------------------------------------------------------------
Hon. Edward K.Y.         Trustee of the  Since 1996   President of Lingnan University of Hong                    5
Chen(2)                  Portfolio                    Kong. Director of First Pacific Company
DOB: 1/14/45                                          and Asia Satellite Telecommunications
                                                      Holdings Ltd. Board Member of the Mass
                                                      Transit Railway Corporation. Member of
                                                      the Executive Council of the Hong Kong
                                                      Government from 1992-1997.
Donald R. Dwight         Trustee         Trustee of   President of Dwight Partners, Inc.                       178
DOB: 3/26/31                             the Trust    (corporate relations and communications
                                         since        company).
                                         1989; of
                                         the
                                         Portfolio
                                         since 1995
Samuel L. Hayes, III     Trustee         Trustee of   Jacob H. Schiff Professor of Investment                  178
DOB: 2/23/35                             the Trust    Banking Emeritus, Harvard University
                                         since        Graduate School of Business
                                         1989; of     Administration.
                                         the
                                         Portfolio
                                         since 1995
Norton H. Reamer         Trustee         Trustee of   President, Unicorn Corporation (an                       178
DOB: 9/21/35                             the Trust    investment and financial advisory
                                         since        services company) (since September
                                         1989; of     2000). Chairman, Hellman, Jordan
                                         the          Management Co., Inc. (an investment
                                         Portfolio    management company) (since November
                                         since 1995   2000). Advisory Director, Berkshire
                                                      Capital Corporation (investment banking
                                                      firm) (since June 2002). Formerly,
                                                      Chairman of the Board, United Asset
                                                      Management Corporation (a holding
                                                      company owning institutional investment
                                                      management firms) and Chairman,
                                                      President and Director, UAM Funds
                                                      (mutual funds).
Lynn A. Stout            Trustee         Since 1998   Professor of Law, University of                          173
DOB: 9/14/57                                          California at Los Angeles School of Law
                                                      (since July 2001). Formerly, Professor
                                                      of Law, Georgetown University Law
                                                      Center.
Jack L. Treynor          Trustee         Trustee of   Investment Adviser and Consultant.                       170
DOB: 2/21/30                             the Trust
                                         since
                                         1989; of
                                         the
                                         Portfolio
                                         since 1995


         NAME,
       AND DATE          OTHER DIRECTORSHIPS
       OF BIRTH                  HELD
-----------------------
Hon. Edward K.Y.         None
Chen(2)
DOB: 1/14/45
Donald R. Dwight         Trustee/Director of
DOB: 3/26/31             the Royce Funds
                         (mutual funds)
                         consisting of 17
                         portfolios
Samuel L. Hayes, III     Director of
DOB: 2/23/35             Tiffany & Co.
                         (specialty retailer)
                         and Director of
                         Telect, Inc.
                         (telecommunication
                         services company)
Norton H. Reamer         None
DOB: 9/21/35
Lynn A. Stout            None
DOB: 9/14/57
Jack L. Treynor          None
DOB: 2/21/30

EATON VANCE INFORMATION AGE FUND AS OF AUGUST 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                   POSITION(S)                   TERM OF
         NAME,                      WITH THE                    OFFICE AND
       AND DATE                     TRUST AND                   LENGTH OF                  PRINCIPAL OCCUPATION(S)
       OF BIRTH                     PORTFOLIO                    SERVICE                    DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Gregory L. Coleman       Vice President of the Trust      Since 2001               Partner of Atlanta Capital Management
DOB: 10/28/49                                                                      Company, L.L.C. (Atlanta Capital).
                                                                                   Officer of 10 investment companies
                                                                                   managed by EVM or BMR.
Thomas E. Faust Jr.      President of the Trust           Since 2002               Executive Vice President and Chief
DOB: 5/31/58                                                                       Investment Officer of EVM and BMR and
                                                                                   Director of EVC. Officer of 50
                                                                                   investment companies managed by EVM or
                                                                                   BMR.
Martha G. Locke          Vice President of the Portfolio  Since 2001               Vice President of EVM and BMR since
DOB: 6/21/52                                                                       March 1998. Vice President and Senior
                                                                                   Equity Analyst at State Street Global
                                                                                   Advisors (1987-1997). Officer of 5
                                                                                   investment companies managed by EVM or
                                                                                   BMR.
Duncan W. Richardson     President of the Portfolio       Since 2002               Senior Vice President and Chief Equity
DOB: 10/26/57                                                                      Investment Officer of EVM and BMR
                                                                                   Officer of 40 companies managed by EVM
                                                                                   or BMR.
James A. Womack          Vice President of the Trust      Since 2001               Vice President of Atlanta Capital.
DOB: 11/20/68                                                                      Officer of 10 investment companies
                                                                                   managed by EVM or BMR.
Alan R. Dynner           Secretary                        Since 1997               Vice President, Secretary and Chief
DOB: 10/10/40                                                                      Legal Officer of BMR, EVM, EVD and EVC.
                                                                                   Officer of 178 investment companies
                                                                                   managed by EVM or BMR.
William J. Austin Jr.    Treasurer of the Portfolio       Since 2002               Assistant Vice President of EVM and BMR.
D.O.B. 12/27/51                                                                    Officer of 54 investment companies
                                                                                   managed by EVM or BMR.
James L. O'Connor        Treasurer of the Trust           Since 1989               Vice President of BMR, EVM and EVD.
DOB: 4/1/45                                                                        Officer of 100 investment companies
                                                                                   managed by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2) The business address of Mr. Lloyd George is 3803 One Exchange Square, Central, Hong Kong and of Mr. Chen is President's Office, Lingnan College, Tuen Mun, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

SPONSOR AND MANAGER OF EATON VANCE INFORMATION AGE FUND
AND ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


CO-ADVISERS OF INFORMATION AGE PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110


EATON VANCE FUNDS
EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
EATON VANCE DISTRIBUTORS, INC.

PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:


- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.


- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).


- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE INFORMATION AGE FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

424-10/02                                                                 IASRC